                                                                  Exhibit 10.37

                          WARRANT PURCHASE AGREEMENT

                                 by and among

                             SALESLINK CORPORATION

                                      and

                               BANKBOSTON, N.A.

                         dated as of October 24, 1996

--------------------------------------------------------------------------------

                           WARRANT PURCHASE AGREEMENT

--------------------------------------------------------------------------------

                               Table of Contents

                                                                            Page

I. CERTAIN DEFINED TERMS..................................................

II. AUTHORIZATION OF WARRANT..............................................

     (S)2.1  Capitalization of Company....................................
     (S)2.2  Authorization of Warrants....................................
     (S)2.3  Other Definitions............................................

III. SALE AND PURCHASE OF WARRANT AT CLOSING..............................

     (S)3.1  Sale and Purchase of Warrant.................................
     (S)3.2  Acknowledgments of the Company and the Banks.................
     (S)3.3  Closing Conditions...........................................

IV. THE CLOSING...........................................................

V. ADDITIONAL REPRESENTATIONS OF COMPANY..................................

VI. REPRESENTATIONS OF THE INVESTORS......................................

VII. COVENANTS OF COMPANY.................................................

     (S)7.1  Records and Accounts.........................................
     (S)7.2  Financial Statements, Certificates and Information...........
     (S)7.3  Notice of Litigation and Judgments...........................
     (S)7.4  Inspection; Visitation Rights................................
     (S)7.5  Issuance of Preferred Capital Stock, etc.....................
     (S)7.6  Amendments to Charter Documents; etc.........................

VIII. REGISTRATION RIGHTS.................................................

     (S)8.1  Piggyback Registrations......................................
     (S)8.2  Lockup Agreements............................................
     (S)8.3  Registration Procedures......................................
     (S)8.4  Cooperation by Prospective Sellers, etc......................
     (S)8.5  Registration Expenses........................................
     (S)8.6  Indemnification..............................................
     (S)8.7  Rule 144 Requirements; Form S-3..............................
     (S)8.8  Participation in Underwritten Registrations..................

                                                                            Page

     (S)8.9    No Inconsistent Agreements.................................
     (S)8.10   Registrable Securities Held by the Company.................
     (S)8.11   Term.......................................................

IX. GRANT OF PREEMPTIVE RIGHTS............................................

     (S)9.1    Preemptive Rights..........................................
     (S)9.2    No Inconsistent Agreements.................................
     (S)9.3    Termination of Preemptive Rights...........................

X. CALL AND PUT OPTIONS...................................................

     (S)10.1   Right to Put Securities....................................
     (S)10.2   Put Closing................................................
     (S)10.3   Right to Call Securities; Call Closing.....................
     (S)10.4   Payment....................................................
     (S)10.5   Repurchase Price for Securities............................
     (S)10.6   Additional Payments Upon Merger, Etc.......................
     (S)10.7   Repurchase Upon Certain Transactions.......................

XI. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION..........................

     (S)11.1   Survival of Representations................................
     (S)11.2   Indemnification for Misrepresentations.....................
     (S)11.3   Expenses...................................................

XII. MISCELLANEOUS........................................................

     (S)12.1   Notices....................................................
     (S)12.2   Governing Law..............................................
     (S)12.3   Amendments and Waivers.....................................
     (S)12.4   Proportional Adjustments...................................
     (S)12.5   Integration................................................
     (S)12.6   Rights and Obligations Several.............................
     (S)12.7   No Waiver; Cumulative Remedies.............................
     (S)12.8   Entire Agreement...........................................
     (S)12.9   Severability...............................................
     (S)12.10  Binding Effect.............................................
     (S)12.11  Counterparts...............................................

                                   Schedules

     Schedule 1 - Shareholders

                                   Exhibits

     Exhibit A - Form of Common Stock Warrant

                             SALESLINK CORPORATION
                               25 Drydock Avenue
                          Boston, Massachusetts 02210

                           WARRANT PURCHASE AGREEMENT


BankBoston, N.A.
100 Federal Street
Boston, Massachusetts 02110

                 Dated as of: October 24, 1996

Ladies and Gentlemen:

       The undersigned, SalesLink Corporation, a Delaware corporation (hereinafter, together with its successors in title and assigns, the "Company"), proposes to issue and sell to BankBoston, N.A. (formerly known as The First National Bank of Boston), a national banking association (hereinafter, together with its successors in title and assigns, the "Bank"), a Common Stock Purchase Warrant of the Company in the form of Exhibit A hereto, all being on the terms and subject to the conditions contained in this Agreement.

       Accordingly, the parties hereto agree as follows:

                                   ARTICLE I

                             CERTAIN DEFINED TERMS

       As used herein, the following terms shall have the respective meanings assigned to them in this Article I:

       "Bank" shall have the meaning ascribed to that term in the preamble hereto.

       "Certificate of Incorporation" shall have the meaning ascribed to that term in (S)2.1(a) hereof.

       "Closing" shall have the meaning ascribed to that term in Article IV hereof.

       "Closing Date" means the date of the Closing.

       "CMG" means CMG Information Services, Inc., a Delaware corporation.

       "CMG Entity" means CMG and its successors, assigns and transferees, but shall exclude any Person who purchased any shares of the capital stock of the Company from CMG or its successors, assigns and transferees in an arms-length transaction for fair and valuable consideration.

       "CMG Shares" means, in relation to any CMG Entity at any particular date,
(a) all shares of Common Stock or Preferred Capital Stock, as the case may be, held of record by such Investor on such date, and (b) all shares of Common Stock or Preferred Capital Stock, as the case may be, issuable by the Company to such CMG Entity upon conversion of or in exchange for or upon exercise of rights under all other capital stock or other securities (including any warrants and options) of the Company held of record by such CMG Entity on such date; and, in this Agreement, each CMG Entity shall be deemed to hold of record on any particular date the total number of shares of Common Stock or Preferred Capital Stock, as the case may be, issuable by the Company upon conversion of or in exchange for or upon exercise of rights under all capital stock or other securities (including any other warrants or options) of the Company then held of record by such CMG Entity.

       "Commission" means the Securities and Exchange Commission.

       "Common Stock" shall have the meaning ascribed to that term in (S)2.1(a) hereof.

       "Company" shall have the meaning ascribed to that term in the preamble hereto.

       "Covenant Termination Date" means the date on which the Company shall complete and close in all material respects the Qualified Public Offering.

       "Credit Agreement" shall have the meaning ascribed to that term in
Article V hereof.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto.

       "Form S-1,"Form S-3" and "Form S-8" means the forms so designated and promulgated by the Commission for registration of securities under the Securities Act, and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

       "generally accepted accounting principles" shall have the meaning ascribed to that term in the Credit Agreement.

       "Holders" means, collectively, all Investors, including all Permitted Transferees of Investors; and the term "Holder" shall mean any one of the Holders.

       "Indemnified Party" shall have the meaning ascribed to that term in
(S)8.6(c) hereof.

       "Indemnifying Party" shall have the meaning ascribed to that term in
(S)8.6(c) hereof.

       "Initial Public Offering" means in relation to the Company, the first public offering pursuant to an effective Registration Statement under the Securities Act covering the offer and sale of shares of Common Stock whether or not such Initial Public Offering is a Qualified Public Offering.

       "Investor Consent" means, at any particular date, the consent, approval or vote of the Majority Investors.

       "Investors" means, collectively, (a) the Bank so long as the Bank shall continue to own and hold of record any of the Securities, (b) each Permitted Transferee of the Bank so long as such Permitted Transferee shall continue to own and hold of record any of the Securities, and provided such Permitted Transferee made the representations and warranties contained in Article VI to the Company at the time it obtained ownership of any of the Securities, and (c) each Permitted Transferee of any other Investor so long as such Permitted Transferee shall continue to own and hold of record any of the Securities.

       "Investor Shares" means, in relation to any Investor at any particular date, (a) all shares of Common Stock or Preferred Capital Stock, as the case may be, held of record by such Investor on such date, and (b) all shares of Common Stock or Preferred Capital Stock, as the case may be, issuable by the Company to such Investor upon conversion of or in exchange for or upon exercise of rights under all other capital stock or other securities (including the Warrants and any other warrants and options) of the Company held of record by such Investor on such date; and, in this Agreement, each Investor shall be deemed to hold of record on any particular date the total number of shares of Common Stock or Preferred Capital Stock, as the case may be, issuable by the Company upon conversion of or in exchange for or upon exercise of rights under all capital stock or other securities (including the Warrants and any other warrants or options) of the Company then held of record by such Investor.

       "Majority Investors" means, in relation to the Investors at any particular date, Investors holding of record or deemed to be holding of record, at such date, at least fifty-one percent (51%) of the total number of all Investor Shares then held or deemed held of record by all Investors on such date.

       "NASDAQ" means the National Association of Securities Dealers automated quotation system.

       "Permitted Transferee" means, in relation to any particular Investor:

          (a) any affiliate or limited or general partner of such Investor;

          (b) any other Investor or any affiliate thereof;

          (c) any Person who shall acquire Securities from such Investor or from any Permitted Transferees thereof in a transaction not involving any public offering and not in violation or in contravention of the terms of Article VI hereof;

          (d) any Person who shall acquire Securities from such Investor in connection with any distribution of such Securities by such Investor to the beneficial owners (including, without limitation, the general partners and the limited partners of a general or limited partnership, the shareholders of a corporation and the beneficiaries of a trust) of any securities or other equity or ownership interests of such Investor;

          (e) in the case of any Investor or any Permitted Transferee thereof which is not a natural Person, any Person who shall acquire (whether by operation of law or otherwise) all or any substantial part of the assets of such Investor or Permitted Transferee; or

          (f) in the case of any Investor or any Permitted Transferee thereof who is a natural Person, any executor, administrator, heir or legatee of such Investor or Permitted Transferee.

     "Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Piggyback Registration" shall have the meaning ascribed to that term in
(S)8.1(a) hereof.

     "Preferred Capital Stock" shall have the meaning ascribed to that term in
(S)7.4(b) hereof.

     "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any Prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

       "Qualified Public Offering" means, in relation to the Company, the first underwritten public offering pursuant to an effective Registration Statement under the Securities Act covering the offer and sale of shares of Common Stock in which (a) not less than $15,000,000 of gross proceeds from such public offering shall be received by the Company for the account of the Company; (b) the public offering price per share of Common Stock in such public offering shall equal or exceed $5.00 per share (proportionally adjusted as provided in (S)12.4 hereof); and (c) each of the underwriters participating in such public offering shall be obligated to buy on a "firm commitment" basis all shares of Common Stock which such underwriters shall have agreed to distribute.

       "register, registered and registration" refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such Registration Statement.

       "Registrable Securities" means, in relation to the Holders at any particular time: (a) all shares of Common Stock issuable upon conversion of or in exchange for or upon exercise of rights under any capital stock or other securities (including, without limitation, options and warrants) of the Company held of record by Holders at such time; and (b) all shares of Common Stock held of record at such time by Holders.

     "Registration Expenses" shall have the meaning ascribed to that term in
(S)8.5(a) hereof.

     "Registration Statement" means any Registration Statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "Requirement of Law" means, in respect of any person or entity, any law, treaty, rule, regulation or determination of an arbitrator, court or other governmental authority, in each case applicable to or binding upon such person or entity or affecting any of its property.

     "Rule 144" means Rule 144 issued by the Commission under the Securities Act, or any subsequent rule pertaining to the disposition of securities without registration.

     "Securities" means the Warrant and the Warrant Shares.

     "Securities Act" means the Securities Act of 1933, as amended, or any federal statute or code which is a successor thereto.

     "Special Sale Event" means any offer, sale, transfer, assignment or other disposition by any CMG Entity of any of its shares of Common Stock in which the consideration and/or value received by such CMG Entity is (a) not in the form of cash, cash equivalents or for the settlement of any indebtedness (whether contingent or otherwise) owing by such CMG Entity to the transferee (or its affiliates); and (b) not directly retained by such CMG Entity but is instead contributed directly to the Company.

     "Subsidiary" means, in relation to the Company at any particular time, any other corporation at least fifty percent (50%) of the outstanding voting shares in the capital of which shall be owned or controlled (whether directly or indirectly) by the Company and/or by any one or more of the Company's other Subsidiaries.

     "Underwriters' Maximum Number" shall mean in any registration effected pursuant to (S)8.1 or 8.2 hereof which is an underwritten offering, the managing underwriters shall give written notice to the Company and the Holders of Registerable Securities to be included in such registration that, in the reasonable opinion of such managing underwriters, marketing factors require a limitation in the total number of securities to be underwritten.

     "underwritten registration" or "underwritten offering" refers to any registration in which securities of the Company are sold or to be sold pursuant to a firm commitment underwriting.

     "Warrant" shall have the meaning ascribed to that term in (S)2.2(a) hereof and shall in any event include all other warrants delivered in exchange or in substitution therefor.

     "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrant.

                                  ARTICLE II

                           AUTHORIZATION OF WARRANTS

       The Company represents and warrants to the Bank as follows:

       (S)2.1.  Capitalization of Company.

       (a) The authorized capital stock of the Company will, on and as of the Closing Date, consist of: 12,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"). A description of the Common Stock and of the voting powers, rights, & privileges thereof is stated in the Company's Certificate of Incorporation (herein, the "Certificate of Incorporation").

       (b) As of the Closing Date the Company's issued and outstanding securities consist of 9,000,000 shares of Common Stock and the options referred to in subsection 2.1(c). All of the shares of Common Stock have been duly and validly issued, are presently outstanding and are fully paid and non-assessable and are owned beneficially and of record by CMG.

       (c) As of the Closing Date the Company has not granted or issued options, warrants or other rights to acquire any shares of Common Stock other than options granted or to be granted exercisable for up to 2,000,000 shares of Common Stock (in each case, not including the Warrant and other rights granted herein).

       (S)2.2.  Authorization of Warrant.

       (a) The Company will, prior to the Closing Date, duly and properly authorize the issuance to the Bank of the Company's Common Stock Purchase Warrant sold and purchased pursuant to this Agreement (the "Warrant") evidencing rights to subscribe for and purchase from the Company shares of the Company's Common Stock and shares of Common Stock issuable by the Company upon exercise of the Warrant.

       (b) The Warrant will be exercisable at a price, subject to adjustment as therein provided, of $3.15 per Warrant Share. The Warrant will be in substantially the form of Exhibit A annexed to this Agreement.

                                  ARTICLE III

                              SALE AND PURCHASE OF
                               WARRANT AT CLOSING

     (S)3.1. Sale and Purchase of Warrant. At the Closing hereunder, the Company will issue and sell to the Bank, and, subject to the terms and conditions hereof and in reliance upon the written representations and warranties of the Company, the Bank will severally purchase from the Company, for a total purchase price of one cent ($0.01), the Warrant to subscribe for and purchase one hundred thousand (100,000) shares of Common Stock.

     (S)3.2. Closing Conditions. The obligation of the Bank to purchase the Warrant shall be subject to the satisfaction of the condition that the Warrant shall have been duly authorized and issued to the Bank, shall be in full force and effect and shall be in form and substance satisfactory to the Bank.

                                   ARTICLE IV

                                  THE CLOSING

     The closing under this Agreement (the "Closing") will take place at 9:00 a.m., local time, on October 24, 1996, or at such other time and on such other date as may be mutually agreed upon in writing by the Bank and the Company. At the Closing, the Company will (among other things) deliver to the Bank the Warrant purchased by the Bank hereunder, and the Bank will deliver to the Company the total consideration payable by the Bank for the Warrant.

                                   ARTICLE V

                     ADDITIONAL REPRESENTATIONS OF COMPANY

     The Company hereby further represents and warrants to the Bank that all of the representations and warranties set forth in (S)7 of the Revolving Credit and Term Loan Agreement dated as of October 24, 1996, by and among the Company, the Bank, CMG, Pacific Direct Marketing Corp., the other lending institutions party thereto and the Agent (as defined therein) (herein, as modified or amended from time to time, the "Credit Agreement") are true and correct on and as of the Closing Date.

                                   ARTICLE VI

                        REPRESENTATIONS OF THE INVESTORS

     Each of the Investors represents and warrants to the Company that:

     (a) Such Investor is purchasing the Warrant from the Company or another Investor, as the case may be, in accordance with the terms hereof for such Investor's own account without a view to any distribution thereof in violation of the Securities Act, but, subject, nevertheless, to any requirement of law that the disposition of such Investor's property shall at all times be within such Investor's control. Such Investor has been informed and understands that the Securities have not been registered pursuant to the provisions of Section 5 of the Securities Act and must be held indefinitely unless such Securities are subsequently registered under the provisions of the Securities Act or an exemption from such registration is available.

     (b) Such Investor represents that it is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

     (c) Each stock certificate or instrument representing or evidencing any Securities shall bear a legend in or substantially in the following form:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE 1933 ACT OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE 1933 ACT.

     THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN A WARRANT PURCHASE AGREEMENT, DATED AS OF OCTOBER 24, 1996. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER OF THESE SECURITIES UPON WRITTEN REQUEST."

                                  ARTICLE VII

                              COVENANTS OF COMPANY

     The Company hereby covenants with each of the Investors that, from the Closing Date and until the Covenant Termination Date, except as otherwise expressly permitted or provided, in any particular instance, by a written Investor Consent:

     (S)7.1. Records and Accounts. From the date which is ninety (90) days prior to the exercise by the Bank or its Permitted Transferee of its rights hereunder, the Company will (a) keep, and cause each of its Subsidiaries to keep, true and accurate books of account in accordance with generally accepted accounting principles and (b) maintain its corporate existence, business and assets and comply with all Requirements of Law.

     (S)7.2. Financial Statements, Certificates and Information. The Company will deliver to each of the Investors:

                  (a) as soon as available, but in any event within ninety (90) days after the close of each fiscal year of the Company, the audited consolidated balance sheet of the Company and its Subsidiaries and the audited consolidating balance sheet of the Company and its Subsidiaries, each as at the end of such year, and the related audited consolidated statement of income and audited consolidated statement of cash flow and audited consolidating statement of income and audited consolidating statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified without qualification by a certified public accountant of nationally recognized standing selected by the Company;

                  (b)  as soon as available, but in any event within forty-five
              (45) days after the end of each of the fiscal quarters of the Company, copies of the unaudited consolidated balance sheet of the Company and its Subsidiaries and the unaudited consolidating balance sheet of the Company and its Subsidiaries, each as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for the portion of the Company's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial position of the Company and its Subsidiaries on the date thereof (subject to year-end adjustments);

                  (c) as soon as available, but in any event within thirty (30) days after the end of each month in each fiscal year of the Company, unaudited monthly consolidated financial statements of the Company and its Subsidiaries for such month and unaudited monthly consolidating financial statements of the Company and its Subsidiaries for such month, each prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial condition of the Company and its Subsidiaries on the date thereof (subject to year-end adjustments);

                  (d) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Company; and

                  (e) from time to time such other financial data and information (including accountants' management letters) as any Investor may reasonably request.

     So long as the Credit Agreement remains in effect, the Company may satisfy its obligations under this (S)7.2 by delivering to each Investor the information which it is required to deliver to the Bank under the corresponding covenants contained in the Credit Agreement at the times required by the Credit Agreement.


     (S)7.3. Notice of Litigation and Judgments. The Company will, and will cause each of its Subsidiaries to, promptly give notice to each of the Investors in writing of any threatened or pending litigation or similar proceedings affecting the Company or any of its Subsidiaries or any material change in any such litigation or proceeding previously reported if such litigation or change in any litigation or proceeding previously reported would have a material adverse effect on the assets, business or financial condition of the Company and its Subsidiaries, taken as a whole. So long as the Credit Agreement remains in effect, the Company may satisfy its obligations under this (S)7.3 by delivering to each Investor the information which it is required to deliver to the Bank under the corresponding covenants contained in the Credit Agreement at the times required by the Credit Agreement.

     (S)7.4.  Issuance of Preferred Capital Stock, etc.

     (a) Except (i) as otherwise expressly contemplated or required by Article III and Article IV of this Agreement and (ii) except for issuances, sales or grants of shares of Preferred Capital Stock to any CMG Entity in contemplation of an acquisition, merger, other business combination, business affiliation or joint venture where such CMG Entity will not be the holder of such Preferred Capital Stock for more than ninety (90) days and the disposition thereof will consititute a Special Sale Event, the Company will not at any time after the Closing Date issue (whether by way of a dividend payment or otherwise), sell or grant to any CMG Entity (i) any shares of Preferred Capital Stock or Common Stock, (ii) any securities convertible into or exchangeable for or carrying any rights to acquire any shares of Preferred Capital Stock or Common Stock, or
(iii) any options, warrants or any other rights to acquire any shares of Preferred Capital Stock or Common Stock (collectively, the "Capital Stock Issuance") unless the Company also grants to each of the Investors preemptive rights to purchase a portion of such Capital Stock Issuance that the Company may from time to time after the effective date hereof propose to issue, sell or grant to any CMG Entity. The preemptive rights granted to each of the Investors by this (S)7.4 shall be governed by and subject to all of the terms and provisions contained in this (S)7.4.

     (b) The term "Preferred Capital Stock" shall mean: any class or any series of any class of the capital stock of the Company: (i) which shall be entitled, upon any distribution of any assets of the Company, whether by dividend or by liquidation or by redemption, to any preference ranking prior or superior to the Common Stock; or (ii) which shall be entitled, upon any redemption of any shares of such capital stock, whether at the option of the Company, at the option of the holders thereof, or upon the happening of any specified events, to any preference in redemption payments ranking prior or superior to the Common Stock; or (iii) the holders of which shall be or may become entitled, at any time or upon the happening of any specified events or conditions, to more than one vote for each share of such capital stock held by such holders; or (iv) which shall be convertible into, or exchangeable for, whether at the option of the Company, at the option of the holders thereof, or upon the happening of any specified events or conditions, any shares of Preferred Capital Stock of any class or series.

     (c) In the event (and on each occasion) that the Company shall decide to undertake any Capital Stock Issuance to any CMG Entity, the Company will give to each of the Investors written notice (an "Offer Notice") of the Company's decision, describing the Capital Stock Issuance, the price (which shall be the price to be paid by the CMG Entity), and the general terms upon which the Company has decided to issue the Capital Stock Issuance. Each Investor shall have thirty (30) days from the date on which the Company shall give the written Offer Notice to the Investors (the "Offer Date") to agree to purchase its Investor Percentage of such Capital Stock Issuance for the price and upon the general terms specified in the Offer Notice, and in compliance with paragraphs
(e) and (f) of this (S)7.4, by giving written notice to the Company and stating therein the quantity of the Investor Percentage of the Capital Stock Issuance to be purchased by such Investor. If, in connection with such a proposed Capital Stock Issuance, any Investor shall for any reason fail or refuse to give such written notice to the Company within such period of thirty (30) days, such Investor shall, for all purposes of this (S)7.4, be deemed to have refused (in that particular instance only) to purchase any of such Capital Stock Issuance and to have waived (in that particular instance only) all rights of such Investor under this (S)7.4 to purchase any of such Capital Stock Issuance.

     (d) In the event that any Investor shall fail or refuse to exercise its rights of first refusal within said thirty (30) day period, the Company shall have forty-five (45) days thereafter to sell the quantity of Capital Stock Issuance which such Investor did not agree to purchase pursuant to paragraphs (e) and (f) of this (S)7.4, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's Offer Notice to each of the Investors. In the event the Company has not sold the Capital Stock Issuance within said period of forty-five (45) days, the Company will not thereafter issue or sell any Capital Stock Issuance to any CMG Entity without first offering the applicable Investor Percentage of such securities to each of the Investors in the manner provided by the foregoing provisions of this
(S)7.4.

     (e) Unless each of the Investors shall otherwise agree in writing, the Capital Stock Issuance to be issued by the Company on any particular occasion shall be allocated among the Investors on the basis set forth below in this paragraph (e) and in paragraph (f) of this (S)7.4. Each Investor shall be entitled to purchase its Investor Percentage of any Capital Stock Issuance to be issued by the Company to a CMG Entity at any time after the date hereof. As used in this paragraph (e), in relation to any particular Investor and any CMG Entity and any particular Capital Stock Issuance, the term "Investor Percentage" shall mean the percentage obtained by dividing (X) the total number of Investor Shares (or, in the case of any CMG Entity, any CMG Shares) held or deemed held of record on the Offer Date by such Investor or CMG Entity, as the case may be, by
(Y) the total number of all shares of capital stock of such class held or deemed held of record on the Offer Date by all stockholders holding such class of capital stock which is the subject of the Capital Stock Issuance.

     (f) If any Investor shall agree to purchase less than such Investor's pro rata portion of that part of a Capital Stock Issuance allocable to the Investors (as determined pursuant to paragraph (e) of this (S)7.4), each Investor and any CMG Entity who shall be willing to purchase more than such Investor's or such CMG Entity's pro rata portion of the Capital Stock Issuance allocable to the Investors or the CMG Entity, as the case may be, shall be entitled to its Investor Percentage of such portion of the unallocated Capital Stock Issuance (as determined pursuant to paragraph (e) of this (S)7.4). The procedure described in the preceding sentence for allocating Capital Stock Issuance among Investors and the applicable CMG Entities willing to purchase such Capital Stock Issuance shall be repeated until all unallocated Capital Stock Issuance allocable to the Investors and the CMG Entities shall have been allocated among Investors and the CMG Entities willing to purchase such unallocated Capital Stock Issuance, all in compliance with the provisions contained in the preceding sentence of this paragraph (f).

     (g) Each Investor covenants with the Company and each of the other Investors that each written notice given to the Company by such Investor pursuant to paragraph (c) of this (S)7.4 shall be consistent and in compliance with the terms of paragraphs (e) and (f) of this (S)7.4.

     (h) Each Investor may designate any Permitted Transferee of such Investor to exercise any preemptive rights of such Investor under this (S)7.4.

     (i) The Company has not entered into, and will not, at any time after the Closing Date of this Agreement, enter into any agreement or contract (whether written or oral) which is inconsistent in any respect with the preemptive rights granted by the Company to the Investors pursuant to this (S)7.4.

     (j) All rights of the Investors under this (S)7.4, and all agreements and obligations of the Company under this (S)7.4, shall terminate and shall have no further force or effect from and after the closing of a Qualified Public Offering.

                                  ARTICLE VIII

                              REGISTRATION RIGHTS

     T.

     (S)8.1.  Piggyback Registrations.

     (a)   Rights to Piggyback.

           (i) If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act, either for the Company's own account or for the account of any of its securityholders (other than the Holders of Registrable Securities in their capacity as Holders) (each such registration being herein called a "Piggyback Registration"), the Company will give written notice to all Holders of Registrable Securities of the Company's intention to effect such Piggyback Registration not later than the earlier to occur of (A) the tenth day following the receipt by the Company of notice of exercise of any registration rights by any Persons (other than the Holders of Registrable Securities in their capacities as Holders), and (B) thirty (30) days prior to the anticipated filing date of such Piggyback Registration.

           (ii) Subject to the provisions contained in paragraphs (c) and (d) of this (S)8.1 and in the last sentence of this clause (ii), (A) the Company will be obligated and required to include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive from Holders of Registrable Securities, within thirty (30) days after the date on which the Company shall have given written notice of such Piggyback Registration to all Holders of Registrable Securities pursuant to (S)8.1(a)(i) hereof, the written requests of such Holders for inclusion in such Piggyback Registration, and (B) subject to the Company's unconditional right to abandon registering any securities under the Securities Act at any time for any reason, the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such Holders from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration. The Company will not be obligated or required to include any Registrable Securities in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable.

     (b) Piggyback Registration Expenses. The Company will pay all Registration Expenses of each Piggyback Registration attributable to Registrable Securities or otherwise incurred or sustained in connection with or arising out of the inclusion in each such Piggyback Registration of Registrable Securities.

     (c) Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration, and the managing underwriters shall give written advice to the Company of an Underwriters' Maximum Number, then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriters' Maximum Number; (ii) if the Underwriters' Maximum Number exceeds the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company will be obligated and required to include in such registration that number of Registrable Securities requested by the Holders thereof to be included in such registration and which does not exceed such excess and such Registrable Securities shall be allocated first, to any Holders other than a CMG Entity and the Investors if such Holders have a written agreement with the Company obligating the Company to include such Holders ahead of the CMG Entity and the Bank (a "Preferred Holder"), and second pro rata among the Holders thereof which are not Preferred Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such registration pursuant to clause (ii) and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which persons shall have requested be included in such registration and which shall not be greater than such excess.

     (d) Selection of Underwriters. In any Piggyback Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

     (S)8.2.  Lockup Agreements.

     (a) Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities, any of whose Registrable Securities are included in any underwritten registration of the Company's securities, if the Company or the managing underwriters so request in connection with such registration, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the seven (7) days prior to, and during the one hundred eighty (180) day period commencing on, the effective date of such underwritten registration, except in connection with such underwritten registration, except, in each case, to the extent such Holder is prohibited by applicable law or exercise of fiduciary duties from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or investment adviser; provided that each officer and director of the Company and each holder of more than one percent (1%) of the issued and outstanding shares of Common Stock shall enter into similar agreements. Without limiting the scope of the term "fiduciary", a Holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the Registrable Securities to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, or the Investment Company Act of 1940, as amended, or if such Registrable Securities are held in a separate account under applicable insurance law or regulation. At the request of either the Company or the managing underwriter, each holder of Registerable Securities agrees to sign an agreement (which shall be in form and substance reasonably satisfactory to such holder) memorializing its obligations under this (S)8.2.

     (b) Restrictions on Public Sale by Company. The Company agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh day prior to, and ending on the one hundred and eightieth day following, the effective date of any underwritten Piggyback Registration, except in connection with any such underwritten registration and except for any offering pursuant to an employee benefit plan and registered on Form S-8.

     (S)8.3. Registration Procedures. Whenever the Holders of Registrable Securities have requested pursuant to (S)8.1 that any Registrable Securities be registered pursuant to this Agreement, the Company will, subject to the conditions expressly set forth in this Agreement, use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective (provided, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by the Holders of Registrable Securities covered by such Registration Statement, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto, including documents incorporated by reference, to which the Holders of a Majority of the Registrable Securities covered by such Registration Statement shall reasonably object);

     (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for not more than six (6) months and, comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such effective period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement and cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

     (c) upon request, furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus and each Prospectus filed under Rule 424 of the Securities Act) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each such seller (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by such seller in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, use its best efforts to keep each such registration or qualification effective, including through new filings, amendments or renewals, during the period such Registration Statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

     (e) notify each seller of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare (and, when completed, give notice to each seller of Registrable Securities) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, each seller of such Registrable Securities will not offer or sell such Registrable Securities until the Company has notified such seller that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to such seller;

     (f) cause all such Registrable Securities to be listed, prior to the date of the first sale of such Registrable Securities pursuant to such registration, on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed with NASDAQ;

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

     (h) enter into all such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a Majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

     (i) make available for inspection on a confidential basis by any seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter (in each case after reasonable prior notice), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply on a confidential basis all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

     (j) permit any Holder of Registrable Securities which Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company within the meaning of Section 15 of the Securities Act, to participate in the preparation of such registration or comparable statement and to permit the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included, provided that such material shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to (S)8.6(b) hereof;

     (k) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order;

     (l) if requested by the managing underwriter or underwriters or any holder of Registrable Securities in connection with any sale pursuant to a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters or such Holder reasonably requests to be included therein, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such Prospectus supplement or post-effective amendment;

     (m) cooperate with the Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under such registration, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request;

     (n) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

     (o)   use its best efforts to obtain:

           (i) at the time of effectiveness of each registration, a "comfort letter" from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the Holders of a Majority of the Registrable Securities covered by such registration and the underwriters reasonably request; and

           (ii) at the time of any underwritten sale pursuant to a Registration Statement, a "bring-down comfort letter", dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the Holders of a Majority of the Registrable Securities covered by such Registration Statement and the underwriters reasonably request;

     (p) use its best efforts to obtain, at the time of effectiveness of each Piggyback Registration and at the time of any sale pursuant to each registration, an opinion or opinions, favorable in form and scope to the Holders of a Majority of the Registrable Securities covered by such registration, from counsel to the Company in customary form; and

     (q) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover said twelve month period.

     (S)8.4.  Cooperation by Prospective Sellers, etc.

     (a) Information Requests. Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require from such seller in connection with any Registration Statement with respect to such Registrable Securities.

     (b) Failure to Cooperate. The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Article

VIII shall not affect the obligations of the Company under this Article VIII to any remaining sellers who furnish such information and documents unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the Registration Statement or the underlying offering.

     (c) Suspension of Sales. The Holders of Registrable Securities included in any Registration Statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such Registration Statement or Prospectus; but the obligations of the Company with respect to maintaining any Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

     (d) Removal of Shares from Registration. At the end of any period during which the Company is obligated to keep any Registration Statement current and effective as provided by (S)8.3 hereof (and any extensions thereof required by the preceding paragraph (c) of this (S)8.4), the Holders of Registrable Securities included in such Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

     (e) Warrants or Options. Notwithstanding any other provision herein to the contrary, no Holder of Registrable Securities which constitute warrants or options shall be required to exercise such warrants or options in connection with any registration until the actual sale of the shares of Common Stock issuable upon exercise of such warrants or options. The Company shall enter into such agreements and shall otherwise cooperate with the Holders of Registrable Securities in order to ensure that such Holders are not required to exercise any warrants or options prior to the date of the actual sale of the shares of Common Stock issuable upon exercise of such warrants or options.

     (S)8.5.  Registration Expenses.

     (a) Expenses Borne by the Company. All costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to
(S)8.1 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the Blue Sky qualification of Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and of counsel for the sellers of Registrable Securities (subject to the limitations contained in paragraph (b) of this (S)8.5), fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts and commissions, but including underwriters' liability insurance if the Company or if the underwriters so require), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other Persons retained by the Company (all such costs and expenses being herein called, collectively, the "Registration Expenses"), will be borne and paid by the Company. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of liability insurance referred to above, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

     (b) Attorneys' Fees; Taxes. In connection with each registration of Registrable Securities pursuant to this Article VIII, the Company will reimburse the Holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements of one law firm which acts as counsel chosen by the Holders of a Majority of Registrable Securities. The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Holder of Registrable Securities in connection with any registration of Registrable Securities pursuant to this Article VIII.

     (c) Payment by Holder. To the extent that Registration Expenses incident to any registration are, under the terms of this Article VIII, not required to be paid by the Company, each Holder of Registrable Securities included in such registration will pay all Registration Expenses which are clearly solely attributable to the registration of such Holder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

     (S)8.6.  Indemnification.

     (a) Indemnification by Company. The Company will indemnify each Holder requesting or joining in a registration and each underwriter of the securities so registered, the officers, directors and partners of each such Person and each Person who controls any thereof (within the meaning of the Securities Act), against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, officer, director, partner, controlling Person, and underwriter for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder, officer, director, partner, controlling Person, or underwriter and stated to be exclusively and specifically for use therein.

     (b) Indemnification by Each Holder. Each Holder requesting or joining in a registration will indemnify each underwriter of the securities so registered, the Company and its officers and directors and each Person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such

Holder will reimburse each underwriter, the Company and each other Person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph
(b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon information furnished to the Company in any instrument duly executed by such Holder and stated to be specifically for use in such Prospectus, offering circular or other document (or related Registration Statement, notification or the like) or any amendment or supplement thereto. The maximum liability under this paragraph (b) of each Holder joining in any registration shall be limited to the aggregate amount of all sales proceeds actually received by such Holder upon the sale of such Holder's Registrable Securities in connection with such registration.

     (c) Indemnification Proceedings. Each party entitled to indemnification pursuant to this (S)8.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification pursuant to this (S)8.6 (the "Indemnifying Party") promptly after such Indemnified Party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be acceptable to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; and provided further, that if any Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to and are inconsistent with those available to the Indemnifying Party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this (S)8.6, the Indemnifying Party shall not have the right to assume the defense of such action on behalf such Indemnified Party and such Indemnifying Party shall reimburse such Indemnified Party and any Person controlling such Indemnified Party for that portion of the fees and expenses of any counsel retained by the indemnified which are reasonably related to the matters covered by the indemnity agreement provided in this (S)8.6; and provided, further, that the failure by any Indemnified Party to give notice as provided in this paragraph (c) shall not relieve the Indemnifying Party of its obligations under this (S)8.6 except to the extent that the failure results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged (or the indemnification liability of such Indemnifying Party hereunder would be increased) solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The reimbursement required by this (S)8.6 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

     (d) Contribution in Lieu of Indemnification. If the indemnification provided for in this (S)8.6 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expense (or actions in respect thereof) referred to therein, then the Indemnifying Party in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of any Holder hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such Holder with respect to such losses, claims, damages, liabilities and expenses referred to above which shall be deemed to include, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this (S)8.6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (S)8.7. Rule 144 Requirements; Form S-3. From time to time after the earlier to occur of (a) the ninetieth day following the date on which there shall first become effective a Registration Statement filed by the Company under the Securities Act, or (b) the date on which the Company shall register a class of securities under Section 12 of the Exchange Act, the Company will make every effort in good faith to take all steps necessary to ensure that the Company will be eligible to register securities on Form S-3 (or any comparable form adopted by the Commission) as soon thereafter as possible, and to make publicly available and available to the Holders of Registrable Securities, pursuant to Rule 144 or Rule 144A of the Commission under the Securities Act, such information as shall be necessary to enable the Holders of Registrable Securities to make sales of Registrable Securities pursuant to such Rules. The Company will furnish to any Holder of Registrable Securities, upon request made by such Holder at any time after the undertaking of the Company in the preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such Holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144 or Rule 144A. The Company will, at the request of any Holder of Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for a period of not less than three (3) consecutive years, and (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety (90) preceding days, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

     (S)8.8. Participation in Underwritten Registrations. No Person may participate in any underwritten registration pursuant to this Article VIII unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled, under the provisions contained in this Article VIII, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements, provided, however, that no such indemnities or underwriting agreements shall provide for indemnification or contribution obligations of any Holder to a greater extent than the obligations of such Holder set forth in (S)8.6(b) hereof. Any Holder of Registrable Securities to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration in the event that such Holder shall disapprove of any of the terms of the related underwriting agreement.

     (S)8.9. No Inconsistent Agreements. The Company will not, at any time after the effective date of this Agreement, enter into any agreement or contract (whether written or oral) with respect to any of its securities which is inconsistent in any respect with the registration rights granted by the Company to Investors pursuant to Article VIII of this Agreement or otherwise conflicts with the provisions hereof.

     (S)8.10. Registrable Securities Held by the Company. Whenever the consent or approval of Holders of Registrable Securities is required pursuant to this
Article VIII, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by such Holders pursuant to and in compliance with any of the terms of Article VIII of this Agreement.

     (S)8.11. Term. The agreements of the Company contained in this Article VIII shall continue in full force and effect so long as any Holder holds any Registrable Securities.


                                   ARTICLE IX

                                   TRANSFERS

     (S)9.1. General Restrictions. Except to the extent otherwise provided in this Agreement, the Warrant and all rights thereunder are transferable to any Permitted Transferee, in whole or in part, at the office or agency of the Company by the registered holder thereof in person or by a duly authorized attorney, upon surrender of the Warrant, together with an assignment in the form of Exhibit B attached to the Warrant, properly endorsed; provided such transfer is subject to the satisfaction of the conditions set forth in this (S)9.

     (S)9.2. Notice of Transfer. Prior to any transfer of the Warrant, the holder thereof shall be required to give written notice to the Company describing in reasonable detail the manner and terms of the proposed transfer and the identity of the proposed transferee (the "Transfer Notice"), accompanied by the written agreement of the proposed transferee to be bound by all of the provisions hereof, applicable to holders of such Securities hereunder.

     (S)9.3.  Restrictive Legends.  Except as otherwise permitted by this
Section 9, each Security shall bear the legend specified for such Security in subparagraph (c) of Article VI of this Agreement.

     (S)9.4. Restrictions on Transferability. Until the earlier to occur of a Qualified Public Offering or October 24, 1999 (the "Transfer Period"), the Bank shall not be entitled to transfer any Securities except (a) to the Company or its assigns; (b) to any affiliate or limited or general partner of the Bank; (c) to any Person who becomes a "Bank" under the Credit Agreement at any time on or after the date such Person becomes a "Bank" thereunder; (d) in the event the Bank is required to transfer such Securities due to any law, rule, order, regulation or policy of any kind; (e) pursuant to a public offering or an open market sale following a public offering; and (f) pursuant to Article X hereof.

     (S)9.4.  Termination of Restrictions.  The restrictions imposed by this
(S)9 upon the transferability of Securities shall terminate as to any particular Securities when such Securities shall have been effectively registered under the Securities Act or sold pursuant to a public sale. Whenever any of such restrictions shall terminate as to any Securities, the holder thereof shall be entitled to receive from the Company, at the Company's expense, new Securities without such legends.

                                   ARTICLE X

                                 RIGHTS OF SALE

       The Company and CMG hereby grants to the Investors certain rights regarding sale of the Securities as set forth herein.

     (S)10.1. Restrictions on Transfer. During the Transfer Period, the Investors, the Company and each CMG Entity agrees that neither CMG nor any CMG Entity will, directly or indirectly, offer, sell, transfer, assign or otherwise dispose of (or make any exchange, gift, assignment or pledge of) (collectively, for purposes of this Article X, a "Transfer") any Common Stock except in a Qualified Public Offering or as permitted by (S)10.2 below. Any attempt to transfer or encumber any shares of Common Stock not in accordance with this Agreement shall be null and void and neither the Company nor any transfer agent of such securities shall give any effect to such attempted transfer or encumbrance in its stock record.

     (S)10.2. Right to Join in Sale. (a) Notwithstanding anything to the contrary contained in this Agreement, if any CMG Entity, in a single transaction or series of related transactions sells, disposes of or otherwise transfers any of its shares of Common Stock, except in a Special Sale Event, such Person shall refrain from effecting such transaction unless, prior to the consummation thereof, each Investor shall have been afforded the opportunity to join in such sale of Common Stock and Securities on a pro rata basis, as hereinafter provided.

     (b) Prior to the consummation of any proposed sale, disposition or transfer of Common Stock described in (S)10.2(a), the CMG Entity effecting such sale, disposition or transfer shall cause the Person or group of Persons that proposes to acquire such shares (the "Proposed Purchasers") to offer (the "Purchase Offer") in writing to each of the Investors to purchase shares of Securities owned by such Investor (regardless of whether the shares of Common Stock proposed to be sold by the CMG Entity are the same class as the shares of Securities owned by the Investors), such that the number of shares of such Securities so offered to be purchased from such Investor shall be equal to the product obtained by multiplying the total number of shares of such Securities owned by such Investor by a fraction, the numerator of which is the aggregate number of shares of Common Stock proposed to be purchased by the Proposed Purchaser from all Holders (including the CMG Entity and the Investors) and the denominator of which is the aggregate number of shares of Common Stock and Securities then outstanding (with such number computed assuming the exercise of all outstanding options and warrants and treating the options for 2,000,000 shares of Common Stock included in the employee stock option pool as outstanding even to the extent that have not yet been issued). Such purchase shall be made at the highest price per share and on such other terms and conditions as the Proposed Purchaser has offered to purchase shares of Common Stock to be sold by the CMG Entity. Each Investor shall have twenty (20) calendar days from the date of receipt of the Purchase Offer in which to accept such Purchase Offer, and the closing of such purchase shall occur within thirty (30) calendar days after such acceptance or at such other time as the Investors and the Proposed Purchaser may agree. The number of shares of Common Stock to be sold to the Proposed Purchaser by the CMG Entity shall be reduced by the aggregate number of shares of Common Stock or Securities purchased by the Proposed Purchaser from the Investors pursuant to the acceptance by them of Purchase Offer in accordance with the provisions of this (S)10.2(b). In the event of any sale of Securities pursuant to this (S)10.2, to the extent that any Securities consists of unexercised Warrants, such sale may be made either by sale of all or a part of the relevant Warrant, or by the exercise of the Warrant and sale of the applicable Common Stock. In the event that a sale or other transfer subject to this (S)10.2 is to be made to a Proposed Purchaser who is not a Holder, the CMG Entity shall notify the Proposed Purchaser that the sale or other transfer is subject to this (S)10.2 and shall ensure that no sale or other transfer is consummated without the Proposed Purchaser first complying with this (S)10.2. It shall be the responsibility of each CMG Entity to determine whether any transaction to which it is a party is subject to this (S)10.2.

     (S)10.3. CMG Entity. If at any time CMG sells, disposes or otherwise transfers any of its interest in any Common Stock to any CMG Entity, prior to such disposition, sale or transfer, CMG shall provide to the Investors and the Company evidence that such CMG Entity agrees to be bound by the provisions of this (S)10. In addition, CMG is joining this Agreement solely for the purpose of being bound by the provisions of this (S)10.

     (S)10.4. Termination of Investor Rights. All rights granted to the Investors under this Article X and all agreements and obligations of the Company and CMG under this Article X shall terminate and have no further force and effect from and after the closing of a Qualified Public Offering.

                                   ARTICLE XI

                 SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

     (S)11.1. Survival of Representations. The representations and warranties of the Company and of the Bank and the Investors contained in this Agreement, or any agreement, instrument or document delivered pursuant to any of the provisions of this Agreement, shall survive the execution and delivery of this Agreement, any examination or investigation conducted by or on behalf of the Company or the Bank, and the Closing hereunder.

     (S)11.2. Expenses. Whether or not all or any of the arrangements or transactions contemplated by this Agreement or by any of the Warrants shall be consummated, the Company agrees to pay to the Investors, on demand by the Investors at any time and as often as the occasion therefor may require, expenses incurred in connection with any litigation, proceeding or dispute arising out of or relating to this Agreement or any of the Warrants or relationships created thereby, or in connection with any action or proceeding taken by any Investor to protect or preserve all or any of the rights, remedies, powers or privileges of such Investor under any of such documents or to enforce any of the covenants, agreements or obligations of the Company under any of such documents (including, without limitation, all of the reasonable fees and disbursements of legal counsel for each Investor).

                                  ARTICLE XII

                                 MISCELLANEOUS

     (S)12.1.  Notices.

     (a) All notices and other communications pursuant to this Agreement shall be in writing, either delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (i) if to the Company, at the address of the Company set forth on the first page hereof, or at such other address as shall have been furnished to each of the Investors in writing by the Company, and a copy thereof shall in any event be simultaneously transmitted to William Williams II, Esq., Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts 02108; or

          (ii) if to any Investor, at such addresses (in each case) as shall have been furnished to the Company and to the other Investors by such Investor in writing, and a copy thereof shall in any event be simultaneously transmitted to Linda J. Groves, Esq., Bingham, Dana & Gould LLP, 150 Federal Street, Boston, MA 02110.

     (b) Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of receipt thereof by such officer or the sending of such facsimile or (ii) if sent by registered or certified first-class mail, postage prepaid, on the third business day following the mailing thereof.

     (S)12.2. GOVERNING LAW. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     (S)12.3.  Amendments and Waivers.

     (a) Except as otherwise provided by paragraph (b) of this (S)12.3, and except as otherwise expressly required by any other provisions of this Agreement, none of the terms or provisions contained in this Agreement, and none of the agreements, obligations or covenants of the Company contained in this Agreement, may be amended, modified, supplemented, waived or terminated unless
(i) the Company shall execute an instrument in writing agreeing or consenting to such amendment, modification, supplement, waiver or termination, and (ii) the Company shall receive a prior written Investor Consent therefor.

     (b) Each of the terms and provisions contained in this (S)12.3 or in the definitions of Permitted Transferee, Investor Consent or Majority Investors contained in Article I hereof may be amended, modified, supplemented, waived or terminated only by a written instrument or consent signed by the Company and by each of the Investors holding of record any Securities at the effective date thereof.

     (c) In connection with any action taken or to be taken pursuant to paragraph (a) of this (S)12.3, there shall be no obligation or requirement on the part of the Company, any of the Investors or any other Persons (i) to solicit or to attempt to solicit from all of the Investors the consent or approval of all of the Investors for such action, or (ii) to submit any notices of any kind to all of the Investors in advance of any action proposed to be taken pursuant to paragraph (a) of this (S)12.3. However, copies of all written consents or approvals given by Investors in connection with any action taken or to be taken pursuant to and in compliance with paragraph (a) of this (S)12.3 shall be sent by the Company, promptly after the receipt thereof by the Company, to each Investor who shall have failed or refused to give a written consent or approval for such action.

     (d) Any action taken pursuant to and in compliance with paragraph (a) of this (S)12.3 shall be binding upon the Company and upon all of the Investors, including all of the Investors who shall have failed or refused to give a written consent or approval for such action.

     (S)12.4. Proportional Adjustments. There are references in this Agreement to a specific price per share of the Company's Common Stock or to a specific number of shares in the capital of the Company. The specific price per share and the specific number of shares so stated are effective as of the Closing Date. The specific price per share and the specific number of shares so stated shall (in each case) be proportionally adjusted from time to time if (and on each occasion that) there shall be effected by the Company any stock dividend, stock split, subdivision of shares, combination of shares, reclassification, recapitalization or other similar corporate reorganization affecting the capital structure of the Company. The exact amount and the effective date of each adjustment effected pursuant to this (S)12.4 shall be determined in good faith and on a reasonable basis by the Board of Directors of the Company. The Company shall promptly notify each Investor in writing of each such adjustment.

     (S)12.5.  Integration.  Annexed to this Agreement is Exhibit A.  Such
Exhibit is an integral part of this Agreement and is hereby incorporated by reference.

     (S)12.6. Rights and Obligations Several. The rights and obligations of each of the parties hereto shall be several (and not joint), except as otherwise expressly provided by this Agreement.

     (S)12.7. No Waiver; Cumulative Remedies. No failure or delay on the part of any Investor in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     (S)12.8. Entire Agreement. This Agreement, including the Exhibit hereto, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior understandings or agreements concerning the subject matter hereof.

     (S)12.9. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     (S)12.10. Binding Effect. All of the covenants and agreements of the Company contained in, and all of the rights granted by the Company pursuant to, this Agreement, shall inure to the benefit of each Investor, including each of the Permitted Transferees of such Investor. None of such covenants, agreements or rights shall be assignable or transferable by any Investor to any Person except to a Person who is a Permitted Transferee of such Investor.

     (S)12.11. Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return such counterpart to the undersigned, whereupon this Agreement, as so accepted by you, shall become a binding agreement under seal between you and the undersigned.

                                    Very truly yours,

                                    SALESLINK CORPORATION



                                    By:/s/ Andrew Hajducky
                                       -----------------------------
                                       Name: Andrew Hajducky
                                       Title:
Attest

/s/ William Williams II
------------------------

                                    CMG INFORMATION SERVICES, INC.



                                    By:/s/ Andrew Hajducky
                                       -----------------------------
                                       Name: Andrew Hajducky
                                       Title:
Attest

/s/ William Williams
------------------------


                                                   Dated as of: October 24, 1996

     The foregoing Warrant Purchase Agreement with SalesLink Corporation is hereby accepted by the undersigned on and as of the date thereof.

INVESTORS:

BANKBOSTON, N.A.


By: /s/ Daniel G. Head
    -------------------
   Name: Daniel G. Head
   Title: